UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_______________

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2015

Apollo Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	000-54179	N/A
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

800 E. Colorado Boulevard, Suite 888

Pasadena, CA 91101

(Address of principal executive offices)

626-683-9120

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On June 29, 2015, the Company (as defined below) filed a Current Report on Form 8-K reporting that a change in control of the Company had occurred as a result of the Company entering into a Common Stock Exchange Agreement with Lanyungang (as defined below) (the “Original Form 8-K”).  This Amendment No. 1 on Form 8-K/A is being filed solely to correct the name of the Company’s Chief Executive Officer in the signature block of the Original Form 8-K, which is corrected by this filing to be “Jiafu Wei.”

Item 1.01

Entry Into a Material Definitive Agreement

Reference is made to Item 5.01 of this Current Report on Form 8-K regarding the Agreement (as defined below).  The disclosure contained in Item 5.01 with respect to the Agreement and the information contained in Exhibit 10.1 attached hereto are hereby incorporated by reference in their entirety into this Item 1.01.

Item 5.01

Changes in Control of Registrant

On June 26, 2015, Apollo Acquisition Corporation (the “Company”) entered into a Common Stock Exchange Agreement (the “Agreement”) with Lanyungang Corporation, a Cayman Islands Exempted Company (“Lanyungang”).  Pursuant to the Agreement, the Company transferred, conveyed and assigned one hundred percent (100%) of its equity interest in Apollo Technology Corporation, a Cayman Islands Exempted Company, to Lanyungang (the “Apollo Technology Transfer”).  In exchange for the Apollo Technology Transfer, Lanyungang transferred, conveyed and assigned its ninety-five and twenty-six one hundredths percent (95.26%) equity interest in the Company to the Company for cancellation.

Upon the closing of the transaction contemplated above, which took place on June 26, 2015 (the “Closing”), the Company redeemed shares of its common stock (“Shares”), which represented ninety-five and twenty-six one hundredths percent (95.26%) of the issued and outstanding Shares just prior to the Closing.  American Compass Inc. (“American Compass”) now holds seventy-eight and three tenths percent (78.30%) of the Company’s issued and outstanding Shares.

 American Compass has not advised the Company of any plans to appoint new directors to the Company’s Board of Directors or to make any changes to the Company’s management and operations.

The Company was a shell company immediately before the change in control, and remains a shell company following the change in control.  The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission in (a) the Company’s Registration Statement on Form 10, filed on November 11, 2010, as amended on January 7, 2011, and January 31, 2011; as supplemented and updated by (b) the Company’s Annual Reports on Form 10-K for the fiscal years ended June 30, 2012, June 30, 2013 and June 30, 2014; (c) the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015 and filed on May 20, 2015; (d) the Company’s Current Report on Form 8-K filed on February 18, 2015; and (e) the information contained in this Current Report.

The foregoing descriptions of the Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1, to this Form 8-K and incorporated by reference herein.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

Description

10.1

Common Stock Exchange Agreement, dated as of June 26, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2015	APOLLO ACQUISITION CORPORATION /s/ Jiafu Wei
Jiafu Wei Chief Executive Officer